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                                                                  EXHIBIT 10.66



                     SECOND FORBEARANCE EXTENSION AGREEMENT

                  SECOND FORBEARANCE EXTENSION AGREEMENT, dated as of September 30, 2000 (this "Forbearance Extension"), among

                  (i)      DENALI INCORPORATED (the "Borrower");

                  (ii) each of the guarantors which are signatories hereto (each a "Guarantor", collectively, the "Guarantors");

                  (iii) CANADIAN IMPERIAL BANK OF COMMERCE (in its capacity as administrative agent for the Lenders referenced below, the "Administrative Agent");

                  (iv) ING (U.S.) CAPITAL LLC (in its capacity as documentation agent for the Lenders referenced below, the "Documentation Agent"); and

                  (v) the lenders party to the Credit Agreement referenced below (the "Lenders"),


in respect of the Credit Agreement referenced below.


                                  WITNESSETH:

                  WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Documentation Agent have entered into that certain Credit Agreement, dated as of January 12, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement");

                  WHEREAS, the Guarantors are party to that certain Guarantee, dated as of January 12, 1999 (as amended, supplemented or otherwise modified from time to time, the "Guarantee"), in favor of the Administrative Agent for the benefit of the Lenders;

                  WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent and the Documentation Agent have entered into that certain Forbearance Agreement, dated as of June 30, 2000 (the "Forbearance Agreement"), as extended by that certain Forbearance Agreement Extension, dated as of July 31, 2000 (the "First Forbearance Extension"); and

                  WHEREAS, in addition to the Specified Events of Default (as defined in the Forbearance Agreement), (i) an Event of Default (as defined in the Credit Agreement) shall exist under Section 11(a) of the Credit Agreement based upon the failure of the Borrower to pay installments of principal due as of September 30, 2000 and (ii) Events of Default shall exist under Section 11(c) of the Credit Agreement relating to the failure of the Borrower to comply with the financial covenants contained in Section 10.1 of the Credit Agreement as of June 30, 2000 and September 30, 2000 (collectively (i) and (ii), the "Additional Specified Events of Default");

                  WHEREAS, the Borrower and the Guarantors have requested that the Lenders, the Administrative Agent and the Documentation Agent extend the Forbearance Termination Date (as defined in the Forbearance Agreement) and to provide for certain other amendments or modifications to the Credit Agreement and the Forbearance Agreement.

                  NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Guarantors, the Administrative Agent, the Documentation Agent and the Lenders hereby agree as follows:


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                  1.       Definitions. Capitalized terms used and not otherwise
defined herein shall have the meanings ascribed thereto in the Credit
Agreement, the Forbearance Agreement or the First Forbearance Extension.

                  2. Forbearance Extension; Additional Forbearance; Deferral of Principal; Other Modifications.

                           (a) The Forbearance Termination Date is hereby amended to be the earliest to occur of (i) October 31, 2000, (ii) the closing of the Blair Transaction and (iii) the occurrence of a Forbearance Event of Default.

                           (b) In addition to the forbearance set forth in
         Section 3(a) of the Forbearance Agreement, subject to the terms and conditions set forth herein, none of the Administrative Agent, the Documentation Agent or any Lender shall exercise any of the remedies set forth in the Credit Agreement or in any of the other Loan Documents in respect of the Additional Specified Events of Default during the Forbearance Period.

                           (c) In addition to the deferral of payments set forth in Section 3(b) of the Forbearance Agreement, subject to the terms and conditions set forth herein, the unpaid principal installments of the Term Loans and the Acquisition Loans which were due on September 30, 2000 shall be deferred until, and shall be due on, the Forbearance Termination Date.

                           (d) Section 3(a) of the First Forbearance Extension is hereby superceded by the following. Subject to the terms and conditions set forth herein, interest shall accrue on all unpaid Obligations during the Forbearance Period at an interest rate equal to the highest non-default interest rate for the related Type of Loan set forth in Section 6.1 of the Credit Agreement and shall be paid in accordance with the Credit Agreement. Additional interest shall accrue at a rate equal to the difference between the applicable default rate for each Loan provided in the Credit Agreement and applicable interest rate set forth in the preceding sentence, which additional interest shall be due and payable on the Forbearance Termination Date. During the Forbearance Period, no Eurodollar Loan shall be made or continued with an Interest Period that ends later than October 31, 2000.

                           (e) Section 3(d) of the First Forbearance Extension is hereby superceded by the following. Subject to the terms and conditions set forth herein, the Lenders shall defer their rights to exercise any warrants held by the Lenders relating to the Borrower that are exercisable on July 31, 2000, on August 31, 2000 and on September 30, 2000 until the Forbearance Termination Date. If the Blair Transaction is consummated on or prior to October 31, 2000, the Lenders shall surrender such warrants to the Borrower for cancellation.

                           (f) Section 3(f) of the First Forbearance Extension is hereby superceded by the following. The Borrower shall deliver notice to the Administrative Agent if it becomes reasonably likely that the Blair Transaction will not close on or prior to November 30, 2000 and shall describe the circumstances relating to the Blair Transaction at that time. The Borrower shall promptly give notice to the Administrative Agent of all material developments relating to the Blair Transaction.

                  3. Termination. The forbearance and deferral of principal payments set forth in Section 3 of the Forbearance Agreement, as modified by Section 2 of the First Forbearance Extension and Section 2 of this Forbearance Extension shall terminate on the Forbearance Termination Date. Upon such termination, the Administrative Agent, the Documentation Agent and the Lenders shall be entitled to exercise all rights and remedies granted to them pursuant to the Credit Agreement and the other Loan Documents or under applicable law.

                  4. Representations and Warranties. In order to induce the Administrative Agent, the Documentation Agent and the Lenders to enter into this Forbearance Extension, the Borrower and each Guarantor hereby represents and warrants to the Administrative Agent, the Documentation Agent and to each Lender that:



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                           (a) Other than as set forth in Section 4(b), each of
         the representations and warranties made by the Borrower and each of the Guarantors in each Loan Document to which it is a party is true and correct in all material respects as of the date hereof.

                           (b) Other than the Specified Events of Default and the Additional Specified Events of Default, no Default or Event of Default has occurred and is continuing as of the date hereof.

                  5. Conditions Precedent to Effectiveness of Forbearance Extension. This Forbearance Extension shall not become effective unless and until:

                           (a) the Administrative Agent has received this Forbearance Extension, executed and delivered by a duly authorized officer of the Borrower, each Guarantor, the Required Lenders, the Administrative Agent and the Documentation Agent;

                           (b) the Administrative Agent shall have received for the account of each Lender payment of all accrued interest, including any accrued default interest, through September 30, 2000;

                           (c) payments due to the holders of the Permanent Subordinated Debt as of the date hereof shall have been deferred pursuant to a waiver agreement, dated as of the date hereof, among the Borrower and the holders of the Permanent Subordinated Debt and such waiver agreement shall have been duly executed by the Borrower and each such noteholder and shall be in form and substance satisfactory to the Administrative Agent; and

                           (d) the Administrative Agent has received such other documents and information as the Administrative Agent may reasonably require, which documents and information shall be satisfactory to the Administrative Agent in its sole discretion.

                  6. Forbearance Events of Default. The Forbearance Period shall immediately terminate and the forbearance and deferral of principal payments set forth in Section 3 of the Forbearance Agreement, as modified by
Section 2 of the First Forbearance Extension and Section 2 of this Forbearance Extension shall be of no further force and effect upon the occurrence of any of the following (each, a "Forbearance Event of Default"):

                           (a) the occurrence of one or more Defaults or Events of Default under the Credit Agreement (other than a Specified Event of Default or an Additional Specified Event of Default); or

                           (b) any representation or warranty made or deemed made by the Borrower or any Guarantor herein, in the Forbearance Agreement, the First Forbearance Extension or this Forbearance Extension or which is contained in any certificate, document or financial or other statement created and/or delivered at any time under or in connection with the Forbearance Agreement, the First Forbearance Extension or this Forbearance Extension or on or subsequent to the date hereof under or in connection with any other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

                           (c) the Borrower or any Subsidiary shall default in the observance or performance of any agreement contained herein or in the Forbearance Agreement, the First Forbearance Extension or this Forbearance Extension (after giving effect to the provisions hereof); or

                           (d) the Borrower shall make, or permit to be made by any Guarantor, any payment to any Person in respect of the Permanent Subordinated Debt so long as an Event of Default shall continue to exist under the Credit Agreement and such payment shall be waived by the holders of the Permanent Subordinated Debt or a payment blockage notice shall remain in effect, in each case without the prior written consent of the Administrative Agent, the Documentation Agent and the Lenders; or

                           (e) the Administrative Agent shall determine in good faith that the Blair Transaction will not close on or prior to November 30, 2000.


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                  7.       Absence of Waiver. The parties hereto agree that the
agreements set forth herein shall not be deemed to:

                           (a) be a consent to cure, or waiver of, any Default or Event of Default;

                           (b) except as expressly set forth herein, modify or limit any other term or condition of the Credit Agreement, the Forbearance Agreement, the First Forbearance Extension or any other Loan Document;

                           (c) impose upon any Lender, the Administrative Agent or the Documentation Agent any commitment or obligation, express or implied, to consent to any amendment or further modification of the Credit Agreement, the Forbearance Agreement, the First Forbearance Extension or other Loan Documents;

                           (d) impose upon any Lender, the Administrative Agent or any Documentation Agent any commitment or obligation, express or implied, to grant or extend any financial accommodations to the Borrower or the Guarantors (other than as expressly set forth herein) or to modify or extend the Forbearance Agreement, the First Forbearance Extension or this Forbearance Extension; or

                           (e) prejudice any right or remedy that the Administrative Agent, the Documentation Agent or the Lenders may now have or may in the future have under the Credit Agreement or under or in connection with the other Loan Documents or any instrument or agreement referred to therein including, without limitation, any right or remedy resulting from any Default or Event of Default.

                  8. Release of Claims and Waiver. Each of the Borrower and each Guarantor hereby releases, remises, acquits and forever discharges each Lender, the Administrative Agent and the Documentation Agent and each of their employees, agents, representative, consultants, attorneys, officers, directors, partners, fiduciaries, predecessors, successors and assigns, subsidiary corporations, parent corporations and related corporate divisions (collectively, the "Released Parties"), from any and all actions, causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct or indirect, at law or in equity, of whatever nature or kind, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of any or in any way connected to this Agreement or the Loan Documents (collectively, the "Released Matters"). Each of the Borrower and each Guarantor hereby acknowledges that the agreements in this Section 8 are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. Each of the Borrower and each Guarantor hereby represents and warrants to the Administrative Agent, the Documentation Agent and each Lender that it has not purported to transfer, assign or otherwise convey any right, title or interest of the Borrower or any Guarantor in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

                  9.       Miscellaneous.

                           (a) Section headings used in this Forbearance Extension are for convenience of reference only and shall not affect the construction of this Forbearance Extension.

                           (b) This Forbearance Extension may be executed by one or more of the parties hereto by facsimile or in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                           (c) This Forbearance Extension and the rights and obligations of the parties under this Forbearance Extension shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.


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                           (d) This Forbearance Extension shall be deemed a
         "Loan Document" for purposes of the Credit Agreement and the other Loan Documents.

                           (e) This Forbearance Extension constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral or written agreements with respect to the subject matter hereof.

                           (f) Time is of the essence in this Forbearance Extension.

                           (g) No amendment or modification of this Forbearance Extension shall be effective unless made in writing and signed by all parties. Each of the Borrower and each of the Guarantors acknowledges and agrees that any and all future discussions with any Lender, the Administrative Agent or the Documentation Agent shall be without prejudice to any Lender, the Administrative Agent or the Documentation Agent and shall not be deemed to modify, waive, or amend any term or provision of this Forbearance Extension or the Loan Documents.

                  IN WITNESS WHEREOF, the parties hereto have caused this Forbearance Extension to be duly executed and delivered as of the day and year first above written.

                               DENALI INCORPORATED,
                               as Borrower


                               By /s/ RICHARD W. VOLK
                                  ----------------------------------------------
                                  Name:  Richard W. Volk
                                  Title:  President, CEO & Chairman of the Board




                               CANADIAN IMPERIAL BANK OF COMMERCE,
                               as Administrative Agent

                               By: /s/ GERALD GIRARDI
                                   ---------------------------------------------
                                   Name:  GERALD GIRARDI
                                   Title:  EXECUTIVE DIRECTOR




                               ING (U.S.) CAPITAL LLC,
                               as Documentation Agent and as a Lender

                               By  /s/ ROBERT L. FELLOWS
                                   ---------------------------------------------
                                   Name: ROBERT L. FELLOWS
                                   Title:  DIRECTOR




                               CIBC INC.,
                               as a Lender

                               By /s/ GERALD GIRARDI
                                  ----------------------------------------------
                                  Name:  GERALD GIRARDI
                                  Title:  EXECUTIVE DIRECTOR

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                                       6


                                          KEY CORPORATE CAPITAL INC.,
                                          as a Lender

                                          By /s/ MICHAEL D. CARROLL
                                             -----------------------------------
                                             Name:  MICHAEL D. CARROLL
                                             Title:  VICE PRESIDENT




                                          BANK OF OKLAHOMA N.A.,
                                          as a Lender

                                          By /s/ PAMELA J. BEEN
                                             -----------------------------------
                                             Name:  PAMELA J. BEEN
                                             Title:  ASSISTANT VICE PRESIDENT




                                          SOUTHWEST BANK OF TEXAS, N.A.,
                                          as a Lender

                                          By /s/ CY CLARK
                                             -----------------------------------
                                             Name: CY CLARK
                                             Title:  SENIOR VICE PRESIDENT





                                          THE GUARANTORS:



                                          CONTAINMENT SOLUTIONS, INC.

                                          By /s/ JANICE C. MCCORMICK
                                             -----------------------------------
                                             Name:  JANICE C. MCCORMICK
                                             Title:  ASSISTANT SECRETARY




                                          CONTAINMENT SOLUTIONS SERVICES, INC.

                                          By /s/ JANICE C. MCCORMICK
                                             -----------------------------------
                                             Name:  JANICE C. MCCORMICK
                                             Title:  ASSISTANT SECRETARY




                                          INSTRUMENTATION SOLUTIONS, INC.

                                          By /s/ JANICE C. MCCORMICK
                                             -----------------------------------
                                             Name:  JANICE C. MCCORMICK
                                             Title:  ASSISTANT SECRETARY
                                             Title:

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                                       7


                                     DENALI MANAGEMENT, INC.

                                     By /s/ JANICE C. MCCORMICK
                                        -----------------------------
                                        Name:  JANICE C. MCCORMICK
                                        Title:  ASSISTANT SECRETARY




                                     SPECIALTY SOLUTIONS, INC.

                                     By /s/ JANICE C. MCCORMICK
                                        -----------------------------
                                        Name:  JANICE C. MCCORMICK
                                        Title:  ASSISTANT SECRETARY




                                     BELCO MANUFACTURING COMPANY, INC.

                                     By /s/ JANICE C. MCCORMICK
                                        -----------------------------
                                        Name:  JANICE C. MCCORMICK
                                        Title:  ASSISTANT SECRETARY




                                     ERSHIGS, INC.

                                     By /s/ JANICE C. MCCORMICK
                                        -----------------------------
                                        Name:  JANICE C. MCCORMICK
                                        Title:  ASSISTANT SECRETARY




                                     SEFCO, INC.

                                     By /s/ JANICE C. MCCORMICK
                                        -----------------------------
                                        Name:  JANICE C. MCCORMICK
                                        Title:  ASSISTANT SECRETARY




                                     FIBERCAST COMPANY

                                     By /s/ JANICE C. MCCORMICK
                                        -----------------------------
                                        Name:  JANICE C. MCCORMICK
                                        Title:  ASSISTANT SECRETARY




                                     PLASTI-FAB, INC.

                                     By /s/ JANICE C. MCCORMICK
                                        -----------------------------
                                        Name:  JANICE C. MCCORMICK
                                        Title:  ASSISTANT SECRETARY


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                                       8



                                           DENALI HOLDINGS MANAGEMENT L.L.C.

                                           By /s/ JANICE C. MCCORMICK
                                              -----------------------------
                                              Name:  JANICE C. MCCORMICK
                                              Title:  ASSISTANT SECRETARY

                                           DENALI OPERATING MANAGEMENT, LTD

                                           By /s/ JANICE C. MCCORMICK
                                              -----------------------------
                                              Name:  JANICE C. MCCORMICK
                                              Title:  ASSISTANT SECRETARY